SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934*

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

INGEN TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*On December 4, 2008, Ingen Technologies, Inc. (the "Company") filed a Form 15-12(g) to terminate its reporting obligations under Section 12(g) of the Securities Exchange Act (the "Exchange Act"). Therefore, although the Company is to make certain reports under Section 15(d) of the Exchange Act, we are not subject to the proxy rules of Section 14. In accordance with Georgia law and pursuant to our bylaws, we are seeking the approval of the matters described below through the solicitation of proxies and furnish this schedule on a voluntary basis.

INGEN TECHNOLOGIES, INC.
35193 Avenue "A", Suite-C
Yucaipa, California 92399
Telephone: (800) 259-9622

Dear Shareholder:

On behalf of the Board of Directors, I invite you to attend the Annual Meeting of shareholders of Ingen Technologies, Inc. to be held at 9:00 a.m., Pacific Time on September 20, 2010, at our corporate offices located at 35193 Avenue "A", Suite-C, Yucaipa, California 92399. The purpose of the meeting is to perform the election as directors of all nominees listed in the proxy to serve until the 2011 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary), to ratify the appointment of Anton & Chia, PLLC as the Company’s independent registered public accountants for the fiscal year ending May 31, 2010, to authorize the Corporation to use up to $600,000 to repurchase shares of the Corporation's Common Stock, and to approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s common stock at a reverse split ratio of1 for 1,000.  There will be no change to the authorized shares of common stock of the Company as a result of the reverse stock split and any fractional shares will be rounded up to the next whole share.

This mailing includes the formal notice of the meeting and the Proxy Statement.

Even if you only own a few shares, we want your shares to be represented at the meeting. Please complete, sign, date, and return your proxy promptly in the enclosed envelope, even if you plan to attend the meeting in person. Please note that sending us a proxy will not prevent you from voting in person at the meeting should you wish to do so. This Proxy Statement and form of proxy are first being mailed to shareholders on August 6, 2010.

Sincerely yours,

/s/ Scott R. Sand

Scott R. Sand

Chief Executive Officer and Chairman
August 4, 2010

INGEN TECHNOLOGIES, INC.
35193 Avenue "A", Suite-C
Yucaipa, California 92399
Telephone: (800) 259-9622

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TIME:   9:00  a.m., Pacific Time

DATE:   September 20, 2010

PLACE:  35193 Avenue "A", Suite-C, Yucaipa, California 92399

PURPOSE:

1. The election as directors of all nominees listed within the proxy to serve until the 2011 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

2. To ratify the appointment of Anton & Chia, PLLC as the Company’s independent registered public accountants for the fiscal year ending May 31, 2010.

3. To authorize the Corporation to use up to $600,000 to repurchase shares of the Corporation's Common Stock.

4. To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s common stock at a reverse split ratio of 1 for 1,000.  There will be no change to the authorized shares of common stock of the Company as a result of the reverse stock split and any fractional shares will be rounded up to the next whole share. The Board of Directors, as a majority, have determined that current FINRA and SEC regulations make it more difficult for new shareholders to buy and sell IGNT stock when the share price is below $.01. It would be in the best interest of the shareholders to combine the shares to achieve a higher price per share.

5. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on July 26, 2010 may vote at the Annual Meeting. There are no dissenter's rights of appraisal under Georgia law in connection with the above-listed actions.

Your vote is important. Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

By Order of the Board of Directors

Sincerely yours,

/s/ Scott R. Sand Scott R. Sand
Chief Executive Officer and Chairman

August 4, 2010

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF
SHAREHOLDERS OF INGEN TECHNOLOGIES, INC. IF YOU ATTEND THE MEETING, YOU MAY VOTE
YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.

INGEN TECHNOLOGIES, INC.

PROXY STATEMENT

GENERAL INFORMATION

THIS PROXY STATEMENT IS BEING SENT TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") BY THE BOARD OF DIRECTORS OF INGEN TECHNOLOGIES, INC. ("INGEN" OR THE "COMPANY") TO BE HELD AT OUR CORPORATE OFFICES LOCATED AT 35193 AVENUE "A", SUITE-C, YUCAIPA, CALIFORNIA, AT 9:00 A.M., PACIFIC TIME, ON September 20, 2010, AND ANY ADJOURNMENTS THEREOF. This proxy statement and the accompanying Notice of the Annual Meeting of Shareholders and form of proxy is being first mailed to shareholders on or about August 6, 2010.

VOTING SECURITIES

Only shareholders of the company as recorded in our stock register at the close of business on July 26, 2010 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 6,907,436,379 shares of common stock were issued and outstanding and 92,002,627 shares of Series A Convertible Preferred Stock were issued and outstanding. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting. Each share of Series A Convertible Preferred Stock is entitled to vote on all matters with holders of the common stock, at a rate of ten (10) votes per share. Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder and subject to a 65 day written notice to the Company, at any time after the date of the issuance into ten (10) shares of fully paid and non-assessable shares of common stock.

QUORUM

Article IV, Section 1 of the Company’s bylaws provides: “A majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of the voting group for action on that matter, except as otherwise provided by statute or by the charter.”  Further, Article IV, Section 2 of the Company’s bylaws provides: “If a quorum is present, action on a matter by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the vote of a greater number of affirmative votes is required by law or the articles of incorporation.”  Accordingly, to conduct the business of the Annual Meeting, we must have a quorum.  This means a majority of the outstanding shares entitled to vote, which includes our common stock and Series A Convertible Preferred Stock, must be represented at the Annual Meeting, present either by proxy or in person to constitute a quorum.

VOTES NEEDED

Approval to elect as directors of all nominees listed within the proxy to serve until the 2011 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary), to ratify the appointment of Anton & Chia, PLLC as the Company’s independent registered public accountants for the fiscal year ending May 31, 2010, to authorize the Corporation to use up to $600,000 to repurchase shares of the Corporation's Common Stock, and to approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s common stock at a reverse split ratio of1 for 1,000.  There will be no change to the authorized shares of common stock of the Company as a result of the reverse stock split and any fractional shares will be rounded up to the next whole share. The Board of Directors, as a majority, have determined that current FINRA and SEC regulations make it more difficult for new shareholders to buy and sell IGNT stock when the share price is below $.01. It would be in the best interest of the shareholders to restructure the shares requires the affirmative vote of the majority of the common stock entitled to vote and the affirmative vote of a majority of the preferred stock entitled to vote. If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Abstentions and broker non-votes (which occurs when a broker returns a proxy but does not have the authority to vote on a specific proposal) will be counted as present for purposes of determining the presence or absence of a quorum with regard to any proposal at the Annual Meeting. Abstentions and broker non-votes will have the effect of votes against the above proposals.

VOTING OF PROXIES AND SOLICITATION

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the approval of the actions proposed and in the discretion of the proxy holders on any other matter that comes before the Annual Meeting. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to our secretary of either a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the Annual Meeting and voting in person.

We will pay the expenses of soliciting proxies. In addition to the use of the mails, proxies may be solicited by our directors, officers or employees personally, by telephone, or by facsimile and we may reimburse brokerage firms and other persons holding shares in the company in their name or those of their nominees for their reasonable expenses in forwarding soliciting materials to beneficial owners.

ATTENDING IN PERSON

Only shareholders, their proxy holders, and Ingen's guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to Scott R. Sand, Chairman at 35193 Avenue "A", Suite-C, Yucaipa, California 92399, or you may bring proof of ownership with you to be admitted to the Annual Meeting. Acceptable proof could include an account statement showing that you owned Ingen shares on the Record Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Ingen's shares as of the Record Date (i) by each person who is known by Ingen to beneficially own more than 5% of its voting securities; (ii) by each of its officers and directors; and (iii) by all of its officers and directors as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Under this Rule, beneficial ownership includes voting or investment power over a security. Further, securities are deemed to be beneficially owned by a person if the person has the right to acquire beneficial ownership within 60 days of the date of the table pursuant to options, warrants, conversion privileges or other rights.

Except as otherwise indicated in the footnotes, all information with respect to share ownership and voting and investment power has been furnished to the Company by the persons listed. Except as otherwise indicated in the footnotes and subject to applicable community property laws, each person listed has sole voting and investment power with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)		Shares of Series A Convertible Preferred Stock Beneficially Owned (3)		Total Percentage of Voting Power (4)
	Number	%	Number	%	%
Scott R. Sand, CEO, Chairman, Director	1	*	66,727,627	68.0%	14.9%
Thomas Neavitt, CFO, Secretary	4	*	0		*
Yong Khoo Sin, Director	2	*	0		*
Christopher A. Wirth, Director	6	*	1,500,000	1.5%	0.3%
Curt A. Miedema, Director	5	*	0		*
Stephen O'Hara, Director	3	*	0		*
John Finazzo, Director	7	*	0		*
Charles Vorwaller, Director	0	*	500,000	0.5%	0.1%
Jeffrey Gleckman	8,851	*	2,500,000	2.6%	0.6%
All officers and directors as a group (8 persons)	28	*	68,727,627	70.1%	15.4%

*	Less than one tenth of one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is 35193 Avenue "A", Suite-C, Yucaipa, California 92399.
(2)	Does not include the Series A Convertible Preferred Stock which is entitled to vote on all matters with holders of common stock.
(3)
Each share of Series A Convertible Preferred Stock is entitled to vote on all matters with holders of the common stock. Each share of Series A Convertible Preferred Stock is entitled to 10 votes per share. Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder and subject to a 65 day written notice to the company, at any time after the date of the issuance into ten (10) shares of fully paid and non-assessable shares of common stock.

(4)
This column includes the common stock and Series A Convertible Preferred Stock held by each person. Applicable percentages are based on the common and preferred shares outstanding on the Record Date and the total voting power of all shares held (1 vote per common share and 10 votes per Series A Convertible Preferred share).

TRANSFER AGENT

      The transfer agent of the Company's common stock is:

          Worldwide Stock Transfer, LLC
          433 Hackensack Avenue - Level L
          Hackensack, NJ 07601

          Phone: 201-820-2008
          Fax: 201-820-2010

ITEM 1:

The election as directors of all nominees listed below to serve until the 2011 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

SCOTT SAND, CEO & CHAIRMAN: Scott Sand has a diversity of experience in the health care industry both domestic and abroad which spans more than 25 years. His contributions and accomplishments have been published in the Los Angeles Times and the Sacramento Tribune. He has been the recipient of recognition awards by high honored factions such as the United States Congress and the State Assembly, receiving the highest Commendation in the County of Los Angeles for his contributions to health care. Mr. Sand served as the CEO of Medcentrex, Inc. for 10 years in the 1990's, a medical service provider to more than 600 physicians nationwide. He served as the Director of Sales & Marketing for Eye Dynamics, Inc. for 7 years, a public company and manufacturer of Video VNG systems; assisting in their technology upgrades and design for VNG and increasing their sales each quarter during that time. He resigned from Eye Dynamics, Inc. to accept the full-time position as CEO & Chairman of Ingen Technologies, Inc. in 2004.

CHRISTOPHER A. WIRTH, CHIEF OPERATIONS OFFICER, DIRECTOR: Christopher A. Wirth has over 20 years of business consulting, finance, construction and real estate development experience. He brings a working knowledge of finance and the mechanics of syndications, construction planning and startup business expansion skills. Mr. Wirth has knowledge and experience in SEC, HUD, SBA, USDA, banking and businesses. He attended San Bernardino Valley College and takes continuing education courses. He continues to consult to environmental and renewable energy firms, and has worked as a HUD YouthBuild construction instructor. Mr. Wirth has previous medical background training through his service in the U.S. Navy, from 1973 to 1977, as a Hospital Corpsman. Mr. Wirth has been a director and spokes person for AgriHouse, an urban agricultural technology company, since 2000.

YONG SIN KHOO, DIRECTOR: Yong Sin Khoo lives in Singapore. He worked as an engineer for 12 years and a further 5 years in managing a portfolio of business assets. He has been a deputy director in the Strategic Investments Division of Singapore Power Limited since 2001.   He has extensive experience as a logistics systems engineer in the military and retail engineering. In addition, he has significant experience in the area of mergers & acquisitions. In 1984, he was awarded a scholarship by the Singapore government to pursue electrical engineering at the University of Queensland, Australia. In the area of information technology, he was responsible for managing Shell Singapore's y2k project for the marketing function. Another IT pioneering effort was the use of artificial intelligence to develop diagnostic tools for maintenance support for the Army's radar systems. His current business interests are focused in the areas of biomedical and environmental technologies. He has a Bachelor's Degree in Electrical Engineering from the University of Queensland.

CURT A. MIEDEMA, DIRECTOR. For the last 5 years, Mr. Miedema has been self-employed with his own investment company called Miedema Investments. Mr. Miedema graduated from Unity Christian High School in 1975 and attended Davenport College for 1 year thereafter.

STEPHEN O'HARA, MD, DIRECTOR. The Consumer's Research Council of America, an independent organization based in Washington, D.C. recently ranked Dr. Stephen O'Hara among the top two percent of clinical neurologists nationwide. He attended Stanford University and graduated in 1975 with a Bachelor of Science degree in biology and performed honors research in the laboratory of Dr. Donald Kennedy, who subsequently served as President of Stanford University. Dr. O'Hara obtained his M.D. from Northwestern University in 1979, where he became president of the Northwestern chapter of the American Medical Student Association, then proceeded to complete his residency in neurology at UCLA in 1983. Dr. O'Hara is board-certified in neurology through the American Board of Psychiatry and Neurology. Since completing his residency, Dr. O'Hara has continued to teach the residents in the neurology program at UCLA while maintaining a private practice in Century City, California for the past 16 years with an emphasis on geriatric neurology and disorders of balance.

JOHN J. FINAZZO, MD, DIRECTOR. Dr. Finazzo graduated from the University of California, Riverside in 1986 with a degree in Bio-Medical Sciences. He received his MD degree from the UCLA School of Medicine in 1989. He completed a two-year Surgical Internship at UCLA Center for Health Science in 1991. He then completed residency in Otolaryngology - Head and Neck Surgery at the State University of New York Health Science Center, Brooklyn in 1995. He is Board Certified in Otolaryngology (since 1996). Dr. Finazzo has been in private practice in the Palm Springs area for eight years. He is also on the surgical staffs at the Desert Regional Medical Center, the John F. Kennedy Medical Center and the Eisenhower Medical Center. Dr. Finazzo is also Section Chief - Division of Otolaryngology at Eisenhower Medical Center. He resides in Palm Springs with his wife of 15 years. He is active in clinical research for the treatment of acute sinusitis.

CHARLES E. VORWALLER, DIRECTOR.  Mr. Vorwaller is a 25-year veteran in sales and management in the healthcare industry, and has been recognized as a strategic planner and visionary in multiple market segments. Currently he is the President of National Sales Networks, Inc. a sales and marketing consulting company. Since 2006, he has served as the Director of Business Development for Litecure, LLC a worldwide developer, manufacturer, and marketer of medical devices and products used in a broad range of interventional medical specialties. Prior to his current roles, he held several senior positions, including Vice President Sales and National Account Manager at both publicly traded and privately held medical companies, including Access Battery, Inc.; and Rocky Mountain Medical Corporation. Charles holds Bachelor's Degree in Marketing and Management from Westminster College. He has been actively involved for over 10 years in the Boy Scouts of America; as well as coaching youth basketball and soccer. He and his wife have been married 27 years, and have five children.

ITEM 2:

To ratify the appointment of Anton & Chia, PLLC as the Company’s independent registered public accountants for the fiscal year ending May 31, 2010.

Head Office: 4340 Von Karman Ave Suite 150, Newport Beach, CA 92660
Phone: 949.769.8905
Fax: 949.769.8901
Direct: 949.300.6928
Email: info@ancsecservices.com

Irvine Office: P.O. Box 60606, Irvine, CA 92602
Phone: 949.733.9233
Fax: 949.387.9233
Direct: 949.300.6928
Email: info@ancsecservices.com

Website: http://ancsecservices.com/Contacts.htm

ITEM 3:

To authorize the Corporation to use up to $600,000 to repurchase shares of the Corporation's Common Stock.

ITEM 4:

To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s common stock at a reverse split ratio of 1 for 1,000.  There will be no change to the authorized shares of common stock of the Company as a result of the reverse stock split and any fractional shares will be rounded up to the next whole share.

Our Articles of Incorporation currently authorize the issuance of 8,000,000,000 shares of common stock. At the Record Date, 6,907,436,379 shares of common stock were issued and outstanding and 92,002,627 shares of Series A Convertible Preferred Stock were issued and outstanding. Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder and subject to a 65 day written notice to the Company, at any time after the date of the issuance into ten (10) shares of fully paid and non-assessable shares of common stock. On January 18, 2007, Ingen issued a stock option to a consultant, representing the right to purchase 1,000,000 shares of Series A Convertible Preferred Stock at an exercise price of $0.04 per share, expiring January 18, 2012. Further, the Company also has a warrant to purchase 250,000 shares of common stock outstanding. The warrants have an exercise price of $0.50 per share and may be exercised at any time prior to March 31, 2011.

The general purpose and effect of the amendment to the Articles of Incorporation is to increase the share price of our common stock.  Management believes that a higher share price will make the Company attractive to a wider audience of investors and may eliminate or reduce the requirements to purchase and deposit share certificates with a stockbroker.  A copy of the proposed amendment to our Articles of Incorporation is attached hereto as Exhibit A.  Other than set forth below concerning the agreements with third parties, there are no other plans, arrangements, commitments or understandings for the issuance of additional shares of common stock available as a result of the amendment. When the Board of Directors deems it to be in the best interest of the Company and stockholders to issue additional shares of common stock in the future from authorized shares, the Board of Directors will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulation.

The Company's outstanding obligations with third parties calling for the future issuance of additional shares of common stock include the following:

Settlement and Forbearance Agreement

On July 31, 2009, the Company entered into a Settlement and Forbearance Agreement with certain note holders of the Company. Under the terms of this Agreement, Ingen stipulated to a judgment in the amount of $4.5 million. All warrants held by the note holders were cancelled. Further, Ingen agreed to issue on a weekly basis the greater of (a) 40 million shares or (b) twenty percent (20%) of the prior week's total trading volume of free trading common stock to the note holders. The note holders also consented to Ingen offering up to $4 million of securities for sale and agreed to forbear any collection efforts so long as one half of the net offering proceeds were paid to the note holders. As long as Ingen delivers the shares due each week and makes payments of any offering proceeds to the note holders, they agreed to forbear enforcing the judgment or enforcing any of their security interests through and until May 31, 2010. On July 2, 2010, the Company entered Amendment No. 1 to Settlement and Forbearance Agreement.  As of June 30, 2010, the Company owed $2,134,121.31 on the judgment, which accrues interest at a rate of 9%.  Under Amendment No. 1, the note holders agreed to forbear collection efforts until November 30, 2010.

The Company posts reports and financial statements including its annual report for the year end May 31, 2010 on www.otcmarkets.com. On December 4, 2008, the Company filed a Form 15-12G to terminate its reporting obligations under the Securities Exchange Act. On July 8, 2009, the Securities and Exchange Commission notified the Company that it was not in compliance with its reporting requirements because of its continuing obligations to file reports under Section 15(d). The Company had a registration statement on Form S-8 declared effective on November 20, 2008 and is required to file reports under Section 15(d) for the fiscal year following the fiscal year during which a registration statement became effective. As reported in its Form 8-K dated November 5, 2009, among other things, the Company is in the process of preparing required reports and restating the Company's financial statements for the year ended May 31, 2007 and May 31, 2008. The Company desires to terminate its reporting obligations under Section 15(d) of the Exchange Act as soon as possible following the filing of required reports.

OTHER BUSINESS OF SHAREHOLDERS

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business not presented beforehand.

It is important that the proxies be returned promptly and that your shares are represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

/S/ Scott R. Sand
Scott R. Sand
Chief Executive Officer and Chairman

August 4, 2010

INGEN TECHNOLOGIES, INC.
PROXY

Ingen Technologies, Inc.

Annual Meeting of Shareholders

September 20, 2010

* SPECIMEN *	SHARES VOTING:____ PROXY SEQUENCE #: ____
1 MAIN STREET ANYWHERE NY 99999-9999

The undersigned, revoking all prior proxies, hereby appoints Scott R. Sand, CEO with full power of substitution in each, as proxies for the undersigned, to represent the undersigned & to vote all the shares of "Preferred A" Stock of the Company at a 10 to 1 ratio which the undersigned would be entitled to vote, fully as the undersigned could vote & act if personally present, at the Annual Shareholder Meeting of Stockholders (the "Meeting ') to be held on September XX, 2010 at 9:00 A.M., Pacific Standard Time, or at any adjournments or postponements thereof. Should the undersigned be present & elect to vote at the Meeting or at any adjournments or postponements thereof, & after notification to the Secretary of the Company at the Meeting of the stockholder's decision To terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated & of no further force & effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal (1)

The election as directors of all nominees listed below to serve until the 2011 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

Scott Sand	For ☐	Against ☐	For All Except ☐
Yong Sin Khoo	For ☐	Against ☐	For All Except ☐
Christopher A. Wirth	For ☐	Against ☐	For All Except ☐
Curt A. Miedema	For ☐	Against ☐	For All Except ☐
Stephen O'Hara	For ☐	Against ☐	For All Except ☐
John Finazzo	For ☐	Against ☐	For All Except ☐
Charles Vorwaller	For ☐	Against ☐	For All Except ☐

To withhold authority to vote, mark "For All Except" and write the nominee's name here: ____________________

Proposal (2)

To ratify the appointment of Anton & Chia, PLLC as the Company’s independent registered public accountants for the fiscal year ending May 31, 2010.

For ______________ Against ____________ Abstain ______________

Proposal (3)

To authorize the Corporation to use up to $600,000 to repurchase shares of the Corporation's Common Stock.

Proposal (4)

To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s common stock at a reverse split ratio of 1 for 1,000.  Fractional shares will be rounded up to the next whole share.  There will be no change to the authorized shares of common stock of the Company as a result of the reverse stock split and any fractional shares will be rounded up to the next whole share.

For ______________ Against ___________ Abstain ______________

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted "FOR" in regards to proposal (1). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgmen1 At the present time, the Board of Directors knows of no other business to be presented at the Meeting. The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature: ___________________________________________________ TODAY DATE: ________________

Joint Owners Signature (where applicable): ________________________ TODAY'S DATE: ______________

EXHIBIT A

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

INGEN TECHNOLOGIES, INC.

Pursuant to the provisions of the Georgia Business Corporation Code, the undersigned corporation hereby amends its Articles of Incorporation, as amended and restated (the "Articles of Incorporation"), and for that purpose, submits the following statement:

1.    The name of the corporation is: INGEN TECHNOLOGIES, INC.

2.    The articles of incorporation are amended as follows:

(i)           The corporation shall implement a 1,000:1 reverse split of its common stock so that every One Thousand (1,000) shares of issued and outstanding common stock is converted at the effective time into 1 share of common stock; provided, however, that the corporation shall issue one (1) full share of common stock to its stockholders for any fractional interest remaining after conversion of all outstanding shares pursuant hereto.

3.    The date of adoption of each amendment by the stockholders was _______, 2010.

4.    The amendment was duly approved by the shareholders in accordance with the provisions of Code Section 14-2-1003.

Date: ___________, 2010

INGEN TECHNOLOGIES, INC.

/s/ Scott R. Sand
Scott R. Sand, CEO & Chairman

A-1